Supplement dated August 2, 2022, to the Statement of Additional Information dated, June 1, 2022, as may be revised or supplemented from time to time, for the following Funds:

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®
Natixis Sustainable Future 2065 Fund®

Effective immediately, the fifth paragraph in the section “Portfolio Holdings Information” is revised and amended to include the following:

As of the date of this supplement, Bloomberg receives information (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis and certain portfolio analytics; and Qontigo receives information (daily disclosure of full portfolio holdings) for the purpose of compliance testing related to the Funds’ use of derivatives.